UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2017

Axovant Sciences Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-37418	98-1333697
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Clarendon House - 2 Church Street Hamilton HM 11 Bermuda	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +1 (441) 824-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On February 13, 2017, Axovant Sciences Ltd. issued a press release providing preliminary results from interim analysis of its Phase 2 study of nelotanserin in patients with either dementia with Lewy bodies or Parkinson’s disease dementia who experience frequent visual hallucinations. A copy of the press release issued is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1

Press Release, dated February 13, 2017, “Axovant Sciences Announces Preliminary Results from Interim Analysis of Phase 2 Study Testing Investigational Drug Nelotanserin in Lewy Body Dementia Patients.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axovant Sciences Ltd.

Date: February 13, 2017	By:		/s/ Gregory Weinhoff
		Name:	Gregory Weinhoff
		Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release, dated February 13, 2017, “Axovant Sciences Announces Preliminary Results from Interim Analysis of Phase 2 Study Testing Investigational Drug Nelotanserin in Lewy Body Dementia Patients.”